SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 2004

         Date of report (date of earliest event reported): May 16, 2005



                       MAGNITUDE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



            33-20432                                 75-2228828
      (Commission File Number)           (IRS Employer Identification No.)


       401 State Route 24, Chester, New Jersey                07930
      (Address of principal executive offices)              (Zip Code)


                                 (908) 879-2722
                         (Registrant's telephone number)



                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

      INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

      On May 16, 2005, the Company's President and Chief Executive Officer, Steven D. Rudnik, converted $100,000 of his 2005 salary into 1,000,000 shares of the Company's restricted common stock at the conversion rate of $.10 per common share. This conversion was previously approved by the Company's Board of Directors.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         MAGNITUDE INFORMATION SYSTEMS, INC.

Dated:  May 17, 2005                     By: /s/ Joerg H. Klaube
                                            --------------------
                                            Joerg H. Klaube
                                            Chief Financial Officer